April ___, 2007

NutraCea
5090 North 40th Street
Suite 400
Phoenix, AZ 85018

Dear Brad:

We own $________ in aggregate principal amount of Senior Secured Convertible Notes (the “Note”) of Vital Living, Inc. (the “Company”) and $_________ of Preferred Stock of the Company (the “Stock”) (the Note and the Stock are referred to as the “Securities”).  We would be interested in selling the Securities to you on the terms and conditions set forth below.

1.    Sale of the Securities.  At the Closing as described below, we as seller will convey, transfer, and assign, upon the terms and conditions hereinafter set forth, to you as buyer, free and clear of all liens, pledges, claims, and encumbrances of every kind, nature, and description, and we will purchase from you, the Securities.

2.    Purchase Price.  You will pay to us the sum of $________ in cash for the Securities, including any accrued interest thereon.

3.    Your Representations, Warranties, and Agreements.  To induce us to enter into this Agreement, you as buyer represent, warrant, and agree as follows:

(a)           Power of the Company to Execute Agreement.  You have full power and authority to execute, deliver, and perform this Agreement, and this Agreement is your legal and binding obligation and is enforceable against you in accordance with its terms.

(b)           Agreement Not in Breach.  The execution and delivery of this Agreement, the consummation of the transactions hereby contemplated, and the fulfillment of the terms hereof will not result in the breach of any term or provision of, or constitute a default under, or conflict with, or cause the acceleration of any obligation under, any agreement or other instrument of any description to which you are a party or by which you are is bound, or any judgment, decree, order, or award of any court, governmental body, or arbitrator or any applicable laws, rule, or regulation.

4.    Our Representations, Warranties, and Agreements.  To induce you to enter into this Agreement, we as sellers represent, warrant, and agree as follows:

(a)           Power of the Buyer to Execute Agreement.  We have full power and authority to execute, deliver, and perform this Agreement, and this Agreement is our legal and binding obligation and is enforceable against us in accordance with its terms.

(b)           Agreement Not in Breach.  The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, and the fulfillment of the terms hereof will not result in the breach of any term or provision of, or constitute a default under, or conflict with, or cause the acceleration of any obligation under, any agreement or other instrument of any description to which we are a party or by which we are bound, or any judgment, decree, order or award of any court, governmental body, or arbitrator or any applicable law, rule, or regulation.

(c)           Ownership.  We own the Securities free and clear of any liens, claims, or encumbrances.

5.    Your Acknowledgments.  You as buyer acknowledge as follows:

(a)           Our Makeup.  You understand that we are a newly formed limited liability company whose members include the Chief Executive Officer and Chief Financial Officer of the Company.

(b)           Absence of Any Representations or Warranties.  Other than as specifically set forth herein, you acknowledge that neither we nor the Company has made any representations or warranties to you of any kind representing the business, affairs, financial condition, plans, or prospects of the Company nor have you relied on any representations, warranties, agreements, or statements in the belief that they were made on behalf of us or the Company, nor have you relied on the absence of any representations, warranties, agreements, or statements in reaching your discussion to buy the Securities.  Rather, you have made your own independent determination to buy the Securities and their value.

(c)           Potential Changes in Value.  You understand that the Securities may increase in value as a result of improvements in the Company’s operating performance, the recapitalization of the Company, any merger or acquisition activity involving the Company, or other reasons and that our affiliates may play a role in any such events or transactions, which would benefit them personally as holders of the Securities.

6.    Your Further Acknowledgments.  You as buyer acknowledge as follows:

(a)           Ability to Bear Risk; Business and Financial Knowledge and Experience.  You can bear the economic risk of the purchase of the Notes, including the complete loss of your investment, and you have sufficient knowledge and experience in business and financial matters as to be capable of evaluating the merits and risks of your purchase of the Notes.

(b)           Knowledge Respecting the Company.  We (i) know or have had the opportunity to acquire all information concerning the business, affairs, financial condition, plans, and prospects of the Company that you deem relevant to make a fully informed decision respecting the purchase of the Notes, (ii) have had the opportunity to rely upon the advice of your legal counsel and accountants and other advisers with respect to the purchase of the Notes; and (iii) have had the opportunity to ask such questions and receive such information and answers respecting, among other things, the business, affairs, financial condition, plans and prospects of the Company and the terms and conditions of the purchase of the Securities as you have requested so as to more fully understand our investment.

(c)           Absence of Representations and Warranties.  Other than as specifically set forth herein, you acknowledge that neither we nor anyone purportedly acting on our behalf has made any representations, warranties, agreements, or statements other than those contained herein respecting the business, affairs, financial condition, plans or prospects of the Company nor have we relied on any representations, warranties, agreements, or statements in the belief that they were made on behalf of any of the foregoing nor have you relied on the absence of any such representations, warranties, agreements, or statements in reaching your decision to purchase the Securities.

(d)           No Distribution.  You are acquiring the Securities for your own account without a view to public distribution or resale, and you have no contract, undertaking, agreement, or arrangement to transfer, sell, or otherwise dispose of any Securities or any interest therein to any other person.

(e)           Shares to be Restricted.  You understand that the Securities are “restricted securities” within the meaning of Rule 144 under the Securities Act of 1933, as amended (the “1933 Act”).

(f)           No Registration.  You understand that the Securities have not been registered under the 1933 Act or the securities laws of any other jurisdiction and must be held indefinitely without any transfer, sale, or other disposition unless the Securities are subsequently registered under the 1933 Act and the securities laws of any other applicable jurisdictions or, in the opinion of counsel for the Company, registration is not required under such acts or laws as the result of an available exemption.

(g)           No Obligation to Register.  You understand that (i) the Company is under no obligation to register the Securities under the 1933 Act or the securities laws of any other jurisdiction or to take any action which would make available any exemption from such registration and (ii) we therefore may be precluded from transferring, selling, or otherwise disposing of any Securities or any interest therein for an indefinite period of time or at any particular time.

(h)           Legend on Notes.  You understand that there shall be endorsed as restrictive legend on the Securities.

7.    The Closing.  The Closing under this Agreement shall take place through an escrow arrangement or in such other manner as may be agreed upon by each of us in writing.  At the Closing, you will deliver the Notes to us, and we will deliver the purchase price of the Notes to you.  The deliveries by either of us shall constitute a representations that all of the representations, warranties, and acknowledgments by the delivering party has been true and correct at all times between the date of this Agreement and the Closing.

8.    Further Assurances.  Each of us shall execute and deliver all such other instruments and take all such other action as either of us may reasonably request from time to time in order to effectuate the transactions provided for herein.

9.    Mutual Releases.  Each party (“Releasor”) hereto hereby releases and forever discharges each other party and the Company (a “Releasee”) and each Releasee’s successors, assigns, directors, and officers from all actions, suits, causes of action, controversies, contracts, agreements, judgments, and claims whatsoever in law or equity (excepting only this Agreement) that against a Releasee or a Releasee’s successors, assigns, directors, or officers, Releasor ever had, now has, or which Releasor’s successors or assigns hereafter can, shall, or may have by reason of any cause, matter, or thing since the beginning of time.

10.    Miscellaneous.

(a)           Controlling Law.  This Agreement and all questions relating to its validity, interpretation, performance and enforcement, will be governed by and construed in accordance with the laws of the state of Nevada, notwithstanding any Nevada or other conflict-of-law provisions to the contrary.

(b)           Binding Nature of Agreement; No Assignment. This Agreement shall be binding upon and inure to the benefit of each of us and our respective heirs, personal representatives, successors, and assigns, except that neither of us may assign or transfer any rights or obligations under this Agreement without prior written consent of the other.

(c)           Entire Agreement.  This Agreement contains the entire understanding between each of us with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained.

(d)           Paragraph Headings.  The paragraph headings in this Agreement are for convenience only, they form no part of this Agreement and shall not affect its interpretation.

If the foregoing is satisfactory and you wish to acquire the Shares subject to the terms and conditions set forth herein, would you so indicate by signing and returning a copy of this letter to me.

Very truly yours,

By:
ACCEPTED AND APPROVED:

NUTRACEA

By: